Exhibit 13.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Levon Resources Ltd (the "Company") on Form 20-F for the year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F") I, Andrea Regnier, Chief Financial Officer (and acting Principal Financial Officer), of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

     (1) The Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78M or 78o(d)); and

     (2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: October 10, 2005                  /s/ Andrea Regnier
                                         --------------------------------------
                                         Andrea Regnier, Chief Financial Officer
                                         (Principal Financial Officer)